EXHIBIT 10.24



                                    SCHEDULE

                    Information on 14 substantially identical
                Promissory Notes (with respect to Exhibit 10.14)
                           dated December 12, 2000 and
             made payable to the order of First Union National Bank


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                                                                                               Principal
Apartment Property                              Borrower                                        Amount
------------------                              --------                                       ---------

Arbor Trace                                     CRIT-VA, Inc.                                  5,000,000
Virginia Beach, VA

Ashley Park                                     CRIT-VA, Inc.                                  9,500,000
Richmond, VA

The Gables                                      CRIT-VA, Inc.                                  8,000,000
Glen Allen, VA

Trolley Square                                  CRIT-VA, Inc.                                  9,500,000
Richmond, VA

Trophy Chase                                    CRIT-VA, Inc.                                 15,000,000
Charlottesville, VA

Heatherwood                                     CRIT-NC II, LLC                               16,250,000
Charlotte, NC

Summerwalk                                      CRIT-NC II, LLC                                6,000,000
Concord, VA

The Arbors on Forest Ridge                      CAC Limited                                    6,250,000
Bedford, TX                                     Partnership

Brandywine Park (Cutter's Point)                CAC Limited                                    6,250,000
Richardson, TX                                  Partnership

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                                                                                               Principal
Apartment Property                              Borrower                                        Amount
------------------                              --------                                       ---------

Eagle Crest                                     CAC Limited                                   15,000,000
Irving, TX                                      Partnership

Remington Hills at Las Colinas                  CAC Limited                                   14,250,000
Irving, TX                                      Partnership

Sierra Ridge                                    CAC Limited                                    4,750,000
San Antonio, TX                                 Partnership

Timberglen                                      CAC Limited                                    9,500,000
Dallas, TX                                      Partnership

Toscana                                         CAC Limited                                    5,250,000
Dallas, TX                                      Partnership

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